                            Table of Contents

                                     OVERVIEW
                       LETTER TO SHAREHOLDERS       1
                            ECONOMIC SNAPSHOT       2

                          PERFORMANCE SUMMARY
                            RETURN HIGHLIGHTS       4

                        PORTFOLIO AT A GLANCE
                TOP FIVE PORTFOLIO INDUSTRIES       6
                             TOP TEN HOLDINGS       6
                         CURRENT DISTRIBUTION       7
              Q&A WITH YOUR PORTFOLIO MANAGER       8
                            GLOSSARY OF TERMS      11
                      A FOCUS ON SENIOR LOANS      12

                               BY THE NUMBERS
                     YOUR TRUST'S INVESTMENTS      13
                         FINANCIAL STATEMENTS      34
                NOTES TO FINANCIAL STATEMENTS      40



    BOARD OF TRUSTEES AND IMPORTANT ADDRESSES      45




We are hopeful the year will be filled with peace and prosperity.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO SHAREHOLDERS
February 20, 2002

Dear Shareholder,

Last year's market uncertainty continued into the early days of 2002, reinforcing the importance of a long-term investment strategy. While it is impossible to predict the market's ups and downs, we at Van Kampen are hopeful the year will be filled with peace and prosperity.

With a legacy that spans nearly four generations, Van Kampen has helped investors pursue their goals through social, political and economic change. In the face of challenges and uncertainty, our core investment philosophy has been tested and, we believe affirmed. Whether you're new to the Van Kampen family or revisiting your investment strategy, we encourage you to focus on two fundamental investing principles:

SEEK FINANCIAL ADVICE BEFORE YOU INVEST. Your financial advisor can help you develop a tailored investment strategy based on several factors, including your age, family status and goals. While no portfolio is immune to volatility, your advisor can help you structure a portfolio designed to address your long-term financial goals.

                  EXAMINE YOUR PORTFOLIO AND MODERATE YOUR INVESTMENT RISK--DIVERSIFY. Consider including a variety of stock and fixed-income funds in your portfolio, which may improve your long-term performance.

We are grateful for your continued trust in Van Kampen and appreciate the opportunity to manage your assets. In the new year, we hope you and your loved ones enjoy life's true wealth--family, friends and life's daily pleasures.

Sincerely,

[SIG]
Richard F. Powers, III
President and CEO
Van Kampen Investment Advisory Corp.

ECONOMIC SNAPSHOT

THE ECONOMY AND INTEREST RATES
JANUARY 2002 WAS A MONTH MARKED BY SURPRISES. PROMISING CHANGES IN THE RATE OF UNEMPLOYMENT, MANUFACTURING AND RETAIL SALES LED SOME ANALYSTS TO BELIEVE A POSSIBLE RECOVERY WAS NEAR. CONSUMER SPENDING, WHICH DRIVES TWO-THIRDS OF U.S. ECONOMIC GROWTH, CONTINUED TO TREND HIGHER--DESPITE EARLIER PREDICTIONS. ALSO IN JANUARY, CONSUMER CONFIDENCE ROSE FOR THE SECOND-STRAIGHT MONTH, WHILE INFLATIONARY PRICE PRESSURES REMAINED SUBDUED.

IN CONTRAST, THESE POSITIVE DEVELOPMENTS WERE TEMPERED BY A NUMBER OF OTHER
DEVELOPMENTS:

- FEDERAL RESERVE BOARD (THE FED) CHAIRMAN, ALAN GREENSPAN, STATED THAT SUSTAINED RISKS ARE OFTEN PRESENT AT THE START OF A RECOVERY.

- THE GROWING CORPORATE ACCOUNTING SCANDAL IN THE U.S.--AND THE QUESTIONS IT RAISED IN THE INVESTMENT COMMUNITY WORLDWIDE.

- THE POLITICAL AND ECONOMIC FALLOUT STEMMING FROM INCREASED VIOLENCE ABROAD.

SO AS THE MONTH DREW TO A CLOSE, MANY MARKET OBSERVERS WERE SURPRISED WHEN THE BUREAU OF LABOR STATISTICS REPORTED THAT GROSS DOMESTIC PRODUCT (GDP)--THE PRIMARY MEASURE OF ECONOMIC GROWTH--HAD GROWN 1.4 PERCENT DURING THE FOURTH QUARTER OF 2001. PRIOR TO THE REPORT, MOST HAD EXPECTED THE GDP DATA TO REFLECT A SHRINKING ECONOMY.

ON THE HEELS OF THIS BETTER-THAN-ANTICIPATED ECONOMIC NEWS, THE FED ENDED ITS RATE-CUTTING CAMPAIGN AND DID NOT CHANGE INTEREST RATES. THE 11 RATE REDUCTIONS MADE DURING 2001 HAD BROUGHT THE FEDERAL FUNDS RATE TO 1.75 PERCENT--A 40-YEAR LOW.

U.S. GROSS DOMESTIC PRODUCT

SEASONALLY ADJUSTED ANNUALIZED RATES

(December 31, 1999--December 31, 2001)

[BAR GRAPH]

                                                                      U.S. GROSS DOMESTIC PRODUCT
                                                                      ---------------------------
Dec 99                                                                            8.3
Mar 00                                                                            4.8
Jun 00                                                                            5.7
Sep 00                                                                            1.3
Dec 00                                                                            1.9
Mar 01                                                                            1.3
Jun 01                                                                            0.3
Sep 01                                                                           -1.3
Dec 01                                                                            1.4

Source: Bureau of Economic Analysis

INTEREST RATES AND INFLATION

(January 31, 2000--January 31, 2002)

[LINE GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Jan 00                                                                      5.50                               2.70
                                                                            5.75                               3.20
                                                                            6.00                               3.80
Apr 00                                                                      6.00                               3.10
                                                                            6.50                               3.20
                                                                            6.50                               3.70
Jul 00                                                                      6.50                               3.70
                                                                            6.50                               3.40
                                                                            6.50                               3.50
Oct 00                                                                      6.50                               3.40
                                                                            6.50                               3.40
                                                                            6.50                               3.40
Jan 01                                                                      5.50                               3.70
                                                                            5.50                               3.50
                                                                            5.00                               2.90
Apr 01                                                                      4.50                               3.30
                                                                            4.00                               3.60
                                                                            3.75                               3.20
Jul 01                                                                      3.75                               2.70
                                                                            3.50                               2.70
                                                                            3.00                               2.60
Oct 01                                                                      2.50                               2.10
                                                                            2.00                               1.90
                                                                            1.75                               1.60
Jan 02                                                                      1.75                               1.10

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percentage change of the Consumer Price Index for all urban consumers at the end of each month.

Source: Bloomberg

       PERFORMANCE SUMMARY

RETURN HIGHLIGHTS

(as of January 31, 2002)

                                                   MARKET(1)    NAV(2)
---------------------------------------------------------------------------
TOTAL RETURNS
---------------------------------------------------------------------------
Six-month total return                               -5.51%      -0.21%
---------------------------------------------------------------------------
One-year total return                                -5.90%       2.07%
---------------------------------------------------------------------------
Life-of-Trust average annual total return            -0.81%       2.49%
---------------------------------------------------------------------------
Commencement date                                              06/24/98
---------------------------------------------------------------------------

DISTRIBUTION RATE
---------------------------------------------------------------------------
Distribution rate as a % of closing common share
market price(3)                                                   6.95%
---------------------------------------------------------------------------
SHARE VALUATIONS
---------------------------------------------------------------------------
Net asset value                                                   $8.21
---------------------------------------------------------------------------
Closing common share market price                                 $7.08
---------------------------------------------------------------------------
Six-month high common share market price
(08/01/01)                                                        $7.83
---------------------------------------------------------------------------
Six-month low common share market price
(09/21/01)                                                        $6.51
---------------------------------------------------------------------------

(1) Total return based on market assumes an investment at the common share market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common share market price at the end of the period indicated.

(2) Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

(3) Distribution rate represents the monthly annualized distributions of the Trust at the end of the period and not the earnings of the Trust.

    Past performance is no guarantee of future results. Investment return, common share market price and net asset value will fluctuate and Trust shares, when sold, may be worth more or less than their original cost. An investment in the Trust is subject to investment risks, and you could lose money on your investment in the Trust. As a result of recent market activity, current performance may vary from the figures shown. For more up-to-date information, please visit vankampen.com or speak with your financial advisor.

    Market forecasts provided in this report may not necessarily come to pass.

               PORTFOLIO AT A GLANCE

TOP FIVE PORTFOLIO INDUSTRIES*(+)

(as a percentage of total assets--January 31, 2002)

Health Care                                                  7.4%
---------------------------------------------------------------------
Printing & Publishing                                        5.9%
---------------------------------------------------------------------
Telecommunications--Wireless                                 5.8%
---------------------------------------------------------------------
Beverage, Food & Tobacco                                     5.5%
---------------------------------------------------------------------
Entertainment & Leisure                                      5.1%
---------------------------------------------------------------------

TOP TEN HOLDINGS*(+)

(as a percentage of total assets--January 31, 2002)

Allied Waste Industries, Inc.                               1.99%
---------------------------------------------------------------------
Rite Aid Corp.                                              1.96%
---------------------------------------------------------------------
Wyndham International, Inc.                                 1.44%
---------------------------------------------------------------------
Arch Western Resources, LLC                                 1.33%
---------------------------------------------------------------------
Ashtead Group, PLC                                          1.29%
---------------------------------------------------------------------
TeleCorp PCS, Inc.                                          1.25%
---------------------------------------------------------------------
Dade Behring, Inc.                                          1.25%
---------------------------------------------------------------------
Kindred Healthcare, Inc.                                    1.20%
---------------------------------------------------------------------
Collections Corp. of America                                1.14%
---------------------------------------------------------------------
Ventas Realty Ltd., Inc.                                    1.13%
---------------------------------------------------------------------

* Excludes short-term investments.

(+) Subject to change daily. All information is provided for informational purposes only and should not be deemed as a recommendation to buy the securities mentioned or the securities in the industries shown above. Morgan Stanley Dean Witter & Co. and others affiliated with it may hold positions in or may seek to perform investment-banking services for the companies listed.

CURRENT DISTRIBUTION

(August 31, 1998--January 31, 2002)

[INVESTMENT PERFORMANCE GRAPH]

                                                               VAN KAMPEN SENIOR INCOME TRUST         3-MONTH TREASURY BILL
                                                               ------------------------------         ---------------------
8/98                                                                        8.490                             4.825
                                                                            8.000                             4.361
                                                                            7.850                             4.318
                                                                            7.960                             4.483
                                                                            8.170                             4.452
1/99                                                                        7.910                             4.452
                                                                            7.760                             4.670
                                                                            8.170                             4.475
                                                                            8.230                             4.535
                                                                            8.170                             4.627
                                                                            8.210                             4.779
7/99                                                                        8.160                             4.745
                                                                            8.490                             4.967
                                                                            8.810                             4.851
                                                                            8.750                             5.088
                                                                            8.870                             5.301
                                                                            9.900                             5.328
1/00                                                                        9.530                             5.692
                                                                            8.750                             5.781
                                                                           10.340                             5.871
                                                                            9.400                             5.829
                                                                            9.880                             5.619
                                                                            9.960                             5.855
7/00                                                                        9.600                             6.219
                                                                            9.460                             6.307
                                                                           10.010                             6.210
                                                                           10.460                             6.389
                                                                           11.300                             6.202
                                                                           11.580                             5.895
1/01                                                                       10.660                             4.994
                                                                           10.740                             4.859
                                                                           10.880                             4.286
                                                                           10.490                             3.883
                                                                            9.790                             3.616
                                                                            9.380                             3.656
7/01                                                                        9.040                             3.524
                                                                            8.530                             3.367
                                                                            7.790                             2.371
                                                                            7.440                             2.012
                                                                            6.760                             1.726
                                                                            6.550                             1.725
1/02                                                                        6.950                             1.757

Source: *Bloomberg

                                                                         [PHOTO]

Q&A WITH YOUR PORTFOLIO MANAGER

WE RECENTLY SPOKE WITH THE PORTFOLIO MANAGER OF THE VAN KAMPEN SENIOR INCOME TRUST ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS
AND INFLUENCED THE TRUST'S RETURN DURING THE SIX MONTHS ENDING JANUARY
31, 2002. HOWARD TIFFEN, PORTFOLIO MANAGER, HAS MANAGED THE TRUST SINCE 1999 AND BRINGS MORE THAN 30 YEARS OF GLOBAL AND DOMESTIC INVESTMENT EXPERIENCE TO VAN KAMPEN'S SENIOR LOAN MANAGEMENT TEAM. THE FOLLOWING DISCUSSION REFLECTS HIS VIEWS ON THE TRUST'S PERFORMANCE.

Q   HOW WOULD YOU CHARACTERIZE THE
    MARKET ENVIRONMENT IN WHICH THE TRUST OPERATED IN THE LAST SIX MONTHS, AND HOW DID THE TRUST PERFORM IN THAT ENVIRONMENT?

A   The dominant factor in the market
over the bulk of the period was the slowing U.S. economy. The tragic events of September 11 made a bad economic situation worse. Business activity came to a standstill nationwide and across industries, and the travel sector was especially hard hit. Employment, which had been weak to begin with, fell sharply as companies announced layoffs as part of a general move to cut costs to address a markedly weaker future. For the third quarter of 2001, gross domestic product
(GDP) fell by 1.3 percent, its largest decline since recession of the early 1990s. In the fourth quarter, however, GDP showed improvement with 1.4 percent growth.

    The Federal Reserve Bank (the "Fed") responded to this economic weakness decisively. The group initiated a string of interest rate cuts in January of 2001 that continued through the end of the year. The bond market reacted favorably to the interest rate cuts through October 2001. Rates fell across the yield curve, with the most dramatic declines happening on the short end of the yield curve, which is the most responsive to changes in monetary policy. This shift steepened the curve significantly as short and intermediate-term paper rallied strongly. That trend only strengthened in the wake of September 11 as investors flocked to the perceived safety of shorter-duration, lower-risk assets.

    The market shifted in early November, as confidence seemed to slowly return to the investor psyche. The better tone resulted from a combination of a stabilization in geopolitical events and a growing belief that the economy was likely to turn positive in the first half of 2002.

    The market for senior secured loans continued to be challenging in this environment. As we have noted in previous reports, corporate America has suffered a sort of rolling recession that has affected a string of sectors since mid-1999. Energy was the weak sector at the beginning of that rolling recession because of weak oil prices, followed by healthcare when regulatory changes led to cash flow challenges. The next to be hit was the auto sector, followed by technology and telecommunications. Most recently, the gaming and leisure sectors suffered over travel concerns stemming from the events of September 11. Most of these sectors remained mired in credit weakness, though as 2001 unfolded, energy and healthcare had shown signs of recovery.

    In the secondary market, liquidity suffered during much of the period under review. This was a particular issue in the weeks following September 11, though we saw a steady, gradual improvement in liquidity and prices in the months after.

    The unprecedented 11 Federal funds rate cuts last year had a direct and dramatic impact on short-term borrowing rates. Because the lending rates charged on the senior loans in which the trust invests are tied to these short-term rates, the ongoing reductions put significant downward pressure on the portfolio's dividend throughout the reporting period. The trust's dividend of $0.041 per share translates to a distribution rate of 6.95 percent, based on the trust's closing common share market price on January 31, 2002.

    For the six months through January 31, 2002, the trust produced a total return of -5.51 percent based on common share market price. This reflects a decrease in market price from $7.79 per share on July 31, 2001, to $7.08 per share on January 31, 2002. As of January 31, 2002, approximately 99 percent of the trust's senior loan assets had been priced using independent pricing services. Past performance is no guarantee of future results. As a result of recent market activity, current performance may vary from the figures shown. The return above does not reflect the deduction of taxes that a shareholder would pay on trust distributions or the redemption of trust shares. Investment return and principal value will fluctuate and trust shares, when sold, may be worth more or less than their original cost. For more up-to-date information, please visit vankampen.com or speak with your financial advisor. For additional performance results, please refer to the chart and footnotes on page 4.

Q   HOW DID THESE FACTORS AFFECT THE
    WAY YOU MANAGED THE TRUST?

A   Given the difficulties faced by so
many sectors in recent years, we instituted a policy several quarters ago that we continued through the period. The main component of this policy has been a progressive diversification of the portfolio in order to attempt to reduce the potential risk of exposure to any one troubled issuer or sector. We have achieved this through a combination of purchases on the primary market as well as purchases and sales on the secondary market.

    As a result of this policy of diversification, we believe we entered the period well-positioned to weather further weakness in the market as credit weakness rotated through various sectors. We were comfortable maintaining what we felt to be appropriate exposure to most sectors because of the trust's diversification.

    We have also maintained our long-term outlook for the asset class, which we believe is best viewed over a three-to five-year time horizon. This outlook has led us to avoid short-term judgments and trend-following. Instead, we have adhered to our process of searching out those companies that we believe will be best positioned to pay off their debt. The companies we favor generally feature strong cash flow as well as talented management. The slower economy over the reporting period only highlighted the need to remain vigilant about these factors, as investors seemed to increasingly turn to this method of thinking about the market.

Q   WHAT IS YOUR OUTLOOK FOR
    THE MARKET?

A   We are optimistic that the U.S.
government's monetary and fiscal stimuli could start to have an effect in the second half of 2002. Unlike previous recent recoveries, however, we believe that this one will largely be driven by growth in public spending. If this does occur, then areas like defense and healthcare could outperform relative to private areas such as telecommunications that are still suffering from overcapacity. In this scenario, credit quality should begin to show improvement in the second half of the year as the economy strengthens, consumers begin to rebuild confidence and jobs start to be won back again. As spending power increases, the market for consumer durables may begin to show strength again. That combined with continued progress in profitability, should, in our opinion, improve debt service capabilities and therefore credit quality.

    Historically, the equity market has usually been the first to turnaround in a recovery, generally followed by the bond market. It usually has taken another three to six months for improvement to be seen in corporate balance sheets, at which point the senior secured asset class typically begins to rally. As a result, it would appear that the asset class may be headed for better times in the coming year. Just when those might come, however, remains to be seen. In the interim, we will continue to keep the portfolio diversified and will search for issuers that meet our credit quality and debt servicing requirements.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve System, which is the central bank of the United States. Its policy-making committee, called the Federal Open Market Committee, meets at least eight times a year to establish monetary policy and monitor the economic pulse of the United States.

GROSS DOMESTIC PRODUCT (GDP): The total market value of all finished goods and services produced in a country in a given year.

NET ASSET VALUE (NAV): The value of a trust share, calculated by deducting a trust's liabilities from the total assets applicable to common shareholders in its portfolio and dividing this amount by the number of common shares outstanding.

SECONDARY MARKET: A market where securities are traded after they are initially offered.

SECTOR: A group of securities that are similar with respect to industry, maturity, credit rating, or coupon.

SENIOR LOANS: Loans or other debt securities that are given preference to junior securities of the borrower. In the event of bankruptcy, payments to holders of senior loan obligations are given priority over payments to holders of subordinated debt, as well as shareholders of preferred and common stock. Senior loans may share priority status with other senior securities of the borrower, and such status is not a guarantee that monies to which the investor is entitled will be paid.

YIELD CURVE: The pattern that results from viewing the yields of U.S. Treasury securities maturing in 1, 5, 10, and 30 years. When grouped together and graphed, a pattern of increasing yield is often reflected as the time to maturity extends. This pattern creates an upward sloping "curve." A "flat" yield curve represents little difference between short- and long-term interest rates, while a "negative" yield curve represents decreasing yields as the time to maturity extends.

A FOCUS ON SENIOR LOANS

    The Senior Income Trust invests primarily in senior collateralized loans to corporations, partnerships, and other business entities that operate in a variety of industries and geographic locations. Senior loans have a number of characteristics that, in the opinion of the trust's management team, are important to the integrity of the trust's portfolio. These include:

SENIOR STANDING

    With respect to interest payments, senior loans generally have priority over other classes of loans, preferred stock, or common stocks, though they may have equal status with other securities of the borrower. This status is not a guarantee, however, that monies to which the trust is entitled will be paid. If they are not fully paid, it potentially could have a negative effect on the trust's net asset value.

COLLATERAL BACKING

    Senior loans are often secured by collateral that has been pledged by the borrower under the terms of a loan agreement. Forms of collateral include trademarks, accounts receivable or inventory, buildings, real estate, franchises, and common and preferred stock in subsidiaries and affiliates. Under certain circumstances, collateral might not be entirely sufficient to satisfy the borrower's obligations in the event of nonpayment of scheduled interest or principal, and in some instances may be difficult to liquidate on a timely basis.

    Additionally, a decline in the value of the collateral could cause the loan to become substantially undersecured, and circumstances could arise (such as bankruptcy of a borrower) that could cause the trust's security interest in the loan's collateral to be invalidated. This could potentially have a negative effect on the trust's net asset value.

CREDIT QUALITY

    Many senior loans carry provisions designed to protect the lender in certain circumstances. In addition, the variable-rate nature of the portfolio is expected to lessen the fluctuation in the trust's net asset value. However, the net asset value will still be subject to the influence of changes in the real or perceived credit quality of the loans in which the trust invests. This may occur, for example, in the event of a sudden or extreme increase in prevailing interest rates, a default in a loan in which the trust holds an interest, or a substantial deterioration in the borrower's creditworthiness. From time to time, the trust's net asset value may be more or less than at the time of the investment.

SPECIAL CONSIDERATIONS

    Under normal market conditions, the trust may invest up to 20 percent of its assets in senior loans that are not secured by any specific collateral. In addition, the trust may invest in senior loans made to non-U.S. borrowers, although these loans must be U.S.-dollar denominated.

                                               BY THE NUMBERS

YOUR TRUST'S INVESTMENTS

January 31, 2002 (Unaudited)
THE FOLLOWING PAGES DETAIL YOUR TRUST'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.(1)

                                       BANK LOAN
PRINCIPAL                               RATING+
AMOUNT                               --------------
(000)       BORROWER                 MOODY'S   S&P      STATED MATURITY*         VALUE
            VARIABLE RATE** SENIOR LOAN INTERESTS  115.6%
            AEROSPACE/DEFENSE  3.8%
 $ 6,538    Aerostructures Corp.,
            Term Loan............... NR        BB-    12/31/03 to 09/06/04   $    6,434,286
   1,943    Aircraft Braking Systems
            Corp., Term Loan........ NR        NR     10/15/05                    1,906,480
   4,844    Alliant Techsystems,
            Inc., Term Loan......... Ba2       BB-    04/20/09                    4,906,477
   2,456    DeCrane Aircraft
            Holdings, Inc., Term
            Loan.................... B2        B+     12/17/06                    2,413,219
   7,681    DRS Technologies, Inc.,
            Term Loan............... Ba3       BB-    09/30/08                    7,750,361
  11,715    EG&G Technical Services,
            Inc., Term Loan......... B1        NR     08/20/07                   11,656,120
   4,763    Fairchild Corp., Term
            Loan.................... B1        B+     04/30/06                    4,108,375
   6,926    Integrated Defense
            Technologies, Inc., Term
            Loan.................... NR        NR     09/15/06                    6,857,053
   3,561    United Defense
            Industries, Inc., Term
            Loan.................... B1        BB-    08/13/09                    3,577,714
   6,236    Vought Aircraft
            Industries, Inc., Term
            Loan.................... NR        NR     12/31/06 to 06/30/08        6,063,684
                                                                             --------------
                                                                                 55,673,769
                                                                             --------------
            AUTOMOTIVE  3.3%
   5,895    AMCAN Technologies,
            Inc., Term Loan......... NR        NR     03/28/07                    5,629,725
   3,165    Breed Technologies,
            Inc., Term Loan......... NR        NR     12/20/04                    2,692,383
   1,985    Dura Operating Corp.,
            Term Loan............... Ba3       BB-    03/31/06                    1,986,710
  20,450    Federal-Mogul Corp.,
            Term Loan (c)........... NR        D      10/01/03 to 02/24/04       19,924,820
   8,756    Federal-Mogul Corp.,
            Revolving Credit
            Agreement (c)........... NR        D      12/14/02                    8,318,330

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

January 31, 2002 (Unaudited)

                                          BANK
PRINCIPAL                             LOANRATING+
AMOUNT                               --------------          STATED
(000)       BORROWER                 MOODY'S   S&P         MATURITY*             VALUE
            AUTOMOTIVE (CONTINUED)
 $ 1,448    J.L. French Automotive
            Castings, Inc., Term
            Loan.................... B1        NR     10/21/06               $    1,095,339
       1    Meridian Automotive
            Systems, Inc., Term
            Loan.................... NR        NR     03/31/07                          779
     988    Oshkosh Truck Corp.,
            Term Loan............... NR        BB+    01/31/07                      995,523
   8,182    Safelite Glass Corp.,
            Term Loan............... NR        NR     09/30/07                    8,243,624
                                                                             --------------
                                                                                 48,887,233
                                                                             --------------
            BEVERAGE, FOOD &
            TOBACCO  7.0%
  19,719    Agrilink Foods, Inc.,
            Term Loan............... B1        B+     09/30/04 to 09/30/05       19,151,832
  19,657    Aurora Foods, Inc., Term
            Loan.................... B2        B      06/30/05 to 09/30/06       19,560,287
   9,460    B & G Foods, Inc., Term
            Loan.................... B1        B+     03/31/06                    9,395,189
     965    BCB USA Corp., Term
            Loan.................... Ba3       NR     12/31/06                      971,031
  10,000    Dean Foods Co., Term
            Loan.................... Baa2      BB+    07/15/08                   10,076,790
   2,978    Del Monte Corp., Term
            Loan.................... B1        B+     03/31/08                    3,012,238
  11,419    Doane Pet Care Co., Term
            Loan.................... B1        B+     03/31/05 to 12/31/06       10,808,089
     636    Eagle Family Foods,
            Inc., Term Loan......... B1        B      12/31/05                      565,915
   3,465    Hartz Mountain Corp.,
            Term Loan............... B1        NR     12/31/07                    3,422,170
   5,926    Imperial Sugar Corp.,
            Term Loan............... NR        NR     12/31/05                    4,799,800
  10,500    Land O' Lakes, Inc.,
            Term Loan............... Ba2       BBB-   10/10/08                   10,486,875
   1,826    Luigino's, Inc., Term
            Loan.................... B1        BB-    12/31/05                    1,812,391

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

January 31, 2002 (Unaudited)

                                          BANK
PRINCIPAL                             LOANRATING+
AMOUNT                               --------------          STATED
(000)       BORROWER                 MOODY'S   S&P         MATURITY*             VALUE
            BEVERAGE, FOOD & TOBACCO (CONTINUED)
 $ 4,583    Mafco Worldwide Corp.,
            Term Loan............... NR        NR     03/31/06               $    4,557,998
   5,000    Pinnacle Foods, Inc.,
            Term Loan............... Ba3       BB-    06/20/08                    5,009,375
                                                                             --------------
                                                                                103,629,980
                                                                             --------------
            BROADCASTING--CABLE  4.3%
   7,000    CC VIII Operating, LLC,
            Term Loan............... Ba3       BB+    02/02/08                    6,914,887
  12,500    Charter Communications
            Operations II LP, Term
            Loan.................... Ba3       BBB-   03/18/08                   12,351,563
  14,235    Charter Communications,
            Inc., Term Loan......... Ba3       BBB-   12/30/08                   14,050,415
  16,975    Falcon Communications,
            LP, Term Loan........... Ba3       NR     12/31/07                   16,677,938
   4,907    Frontiervision Operating
            Partners, LP, Term
            Loan.................... Ba2       BB     03/31/06                    4,845,292
   9,240    Olympus Cable Holdings,
            LLC, Term Loan.......... Ba2       BB     09/30/10                    9,170,062
                                                                             --------------
                                                                                 64,010,157
                                                                             --------------
            BROADCASTING--RADIO  0.4%
   6,250    Citadel Broadcasting
            Co., Term Loan.......... NR        NR     06/26/09                    6,249,025
                                                                             --------------

            BROADCASTING--TELEVISION  1.0%
   1,500    Gray Communications
            Systems, Inc., Term
            Loan.................... Ba3       B+     09/30/09                    1,501,407
   6,589    Quorum Broadcasting,
            Inc., Term Loan......... NR        NR     09/30/07                    6,028,914
   5,000    Sinclair Broadcast
            Group, Inc., Term
            Loan.................... Ba2       BB-    09/30/09                    5,030,000
   2,000    Telemundo Group, Inc.,
            Term Loan............... B1        B+     05/15/08                    2,001,750
                                                                             --------------
                                                                                 14,562,071
                                                                             --------------

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

January 31, 2002 (Unaudited)

                                          BANK
PRINCIPAL                             LOANRATING+
AMOUNT                               --------------          STATED
(000)       BORROWER                 MOODY'S   S&P         MATURITY*             VALUE
            BUILDINGS & REAL ESTATE  3.1%
 $21,385    Corrections Corp. of
            America, Term Loan...... B2        B      12/31/02               $   21,239,309
   4,114    USG Corp., Revolving
            Credit Agreement (a)
            (c)..................... NR        D      06/29/01 to 06/30/05        3,070,838
  21,179    Ventas Realty Ltd.,
            Inc., Term Loan......... NR        NR     12/31/05 to 12/31/07       21,170,252
                                                                             --------------
                                                                                 45,480,399
                                                                             --------------
            CHEMICALS, PLASTICS & RUBBER  5.3%
   4,924    Applied Tech Management
            Corp., Term Loan........ B1        NR     04/30/07                    4,910,376
   1,991    Foamex LP, Term Loan.... B3        B      06/30/05 to 06/30/06        1,938,148
  14,152    GenTek, Inc., Term
            Loan.................... B1        BB-    04/30/07 to 10/31/07       12,453,375
   5,000    GEO Specialty Chemicals,
            Inc., Term Loan......... B1        B+     12/31/07                    4,825,000
   3,844    Hercules, Inc., Term
            Loan.................... Ba1       BB     11/15/05                    3,838,467
  12,922    Huntsman Corp., Term
            Loan.................... Caa2      NR     12/31/02 to 12/31/05        9,674,889
   6,425    Huntsman ICI Chemicals,
            LLC, Term Loan.......... B2        B+     06/30/07 to 06/30/08        6,282,951
   7,068    Lyondell Chemical Co.,
            Term Loan............... Ba3       NR     05/17/06                    7,067,999
   4,000    Messer Griesheim, Term
            Loan.................... Ba3       BB     04/27/09 to 04/27/10        4,023,124
   8,480    Nutrasweet Acquisition
            Corp., Term Loan........ Ba3       NR     05/25/07 to 05/25/09        8,468,662
   4,987    OM Group, Inc., Term
            Loan.................... Ba3       BB     04/01/07                    5,007,741
   6,838    Pioneer Corp. of
            America, Term Loan...... NR        NR     12/31/06                    6,838,221
   2,539    Sterling Pulp Chemicals,
            Inc., Term Loan......... NR        NR     07/10/05                    2,488,601
     411    West American Rubber
            Co., Term Loan.......... NR        NR     11/09/03                      411,162
                                                                             --------------
                                                                                 78,228,716
                                                                             --------------

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

January 31, 2002 (Unaudited)

                                          BANK
PRINCIPAL                             LOANRATING+
AMOUNT                               --------------          STATED
(000)       BORROWER                 MOODY'S   S&P         MATURITY*             VALUE
            CONSTRUCTION MATERIAL  1.6%
 $ 4,045    Alderwoods Group, Inc.,
            Term Loan............... NR        NR     01/02/04 to 01/02/09   $    4,045,200
   9,825    Brand Scaffold Services,
            Inc., Term Loan......... B1        NR     09/30/03                    9,751,768
   3,000    Dayton Superior Corp.,
            Term Loan............... Ba3       BB-    06/16/06                    2,988,750
   1,867    Magnatrax Corp., Term
            Loan.................... NR        NR     11/15/05                    1,670,939
   1,073    Professional Service
            Industries, Inc., Term
            Loan.................... NR        NR     09/30/02                    1,009,002
   4,938    Wilmar Industries, Inc.,
            Term Loan............... NR        NR     09/29/07                    4,443,750
                                                                             --------------
                                                                                 23,909,409
                                                                             --------------
            CONTAINERS, PACKAGING & GLASS  3.5%
   8,031    Dr. Pepper/Seven Up
            Bottling Group, Inc.,
            Term Loan............... NR        NR     10/07/07                    8,060,855
  15,037    Graham Packaging Co.,
            Term Loan............... B2        B      01/31/06 to 01/31/07       14,751,219
   5,000    LLS Corp., Term Loan (a)
            (c)..................... NR        NR     07/31/06                    2,812,500
     123    LLS Corp., Revolving
            Credit Agreement (c).... NR        NR     01/24/03                      122,503
  11,757    Nexpak Corp., Term
            Loan.................... NR        NR     12/31/05 to 12/31/06        9,405,524
     589    Owens-Illinois, Term
            Loan.................... NR        NR     03/31/04                      587,610
   4,821    Packaging Dynamics, Term
            Loan.................... NR        NR     11/20/05                    4,435,467
   5,893    Pliant Corp., Term
            Loan.................... B2        B+     05/31/08                    5,846,203
   4,925    Tekni-Plex, Inc., Term
            Loan.................... B1        B+     06/21/08                    4,818,290
     971    U.S. Can Corp., Term
            Loan.................... B2        B      10/04/08                      809,632
                                                                             --------------
                                                                                 51,649,803
                                                                             --------------

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

January 31, 2002 (Unaudited)

                                          BANK
PRINCIPAL                             LOANRATING+
AMOUNT                               --------------          STATED
(000)       BORROWER                 MOODY'S   S&P         MATURITY*             VALUE
            DIVERSIFIED MANUFACTURING  3.1%
 $ 2,066    Actuant Corp., Term
            Loan.................... B1        BB-    07/30/08               $    2,076,744
  11,940    Citation Corp., Term
            Loan.................... NR        B+     09/30/07                   10,059,763
   2,475    Enersys, Term Loan...... NR        NR     11/09/08                    2,450,250
   9,240    Mueller Group, Inc.,
            Term Loan............... B1        B+     08/16/05 to 04/17/08        9,197,384
   4,640    Neenah Foundry Co., Term
            Loan.................... B1        B      09/30/05                    4,361,878
   9,291    SPX Corp., Term Loan.... Ba2       BB+    12/31/06                    9,293,419
   6,247    UCAR International,
            Inc., Term Loan......... Ba3       NR     12/31/07                    6,167,097
   2,500    Walter Industries, Inc.,
            Term Loan............... NR        NR     10/15/03                    2,412,500
                                                                             --------------
                                                                                 46,019,035
                                                                             --------------
            DIVERSIFIED NATURAL RESOURCES  0.1%
   1,990    Potlatch Corp., Term
            Loan.................... Baa2      BBB-   06/29/05                    1,997,876
                                                                             --------------

            DURABLE CONSUMER PRODUCTS  0.2%
   2,986    Home Interiors & Gifts,
            Inc., Term Loan......... Caa1      B-     12/31/06                    2,631,437
                                                                             --------------

            ECOLOGICAL  3.1%
  37,877    Allied Waste North
            America, Inc., Term
            Loan.................... Ba3       BB     07/21/05 to 07/21/07       37,272,541
   3,017    Casella Waste Systems,
            Inc., Term Loan......... B1        BB-    12/14/06                    3,014,455
   4,937    Duratek, Inc., Term
            Loan.................... NR        NR     12/08/06                    4,838,442
   2,632    IT Group, Inc., Term
            Loan (a) (c)............ NR        D      06/11/06                      565,895
     500    Stericycle, Inc., Term
            Loan.................... B1        BB-    09/30/07                      502,735
                                                                             --------------
                                                                                 46,194,068
                                                                             --------------
            EDUCATION & CHILD CARE  0.1%
   2,018    TEC Worldwide, Inc.,
            Term Loan............... NR        NR     02/28/05                    1,957,581
                                                                             --------------

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

January 31, 2002 (Unaudited)

                                          BANK
PRINCIPAL                             LOANRATING+
AMOUNT                               --------------          STATED
(000)       BORROWER                 MOODY'S   S&P         MATURITY*             VALUE
            ELECTRONICS  2.5%
 $ 2,992    Acterna, LLC, Term
            Loan.................... NR        B      09/30/07               $    2,146,516
   6,996    Audio Visual Services
            Corp., Term Loan (a) (h)
            (i)..................... NR        NR     10/01/01                    3,043,203
   3,105    Audio Visual Services
            Corp., Revolving Credit
            Agreement (a) (h) (i)... NR        NR     10/01/01 to 03/31/02        2,410,667
   4,178    Automata, Inc., Term
            Loan (a) (c)............ NR        NR     02/28/03 to 02/28/04           91,913
   3,500    Computer Associates
            International, Inc.,
            Term Loan............... Baa1      BBB+   05/26/03                    3,493,438
   4,583    Kinetic Group, Inc.,
            Term Loan............... B1        NR     02/28/06                    4,155,557
   4,975    ON Semiconductor Corp.,
            Term Loan............... NR        B+     08/04/07                    3,910,350
   5,407    Rowe International,
            Inc., Term Loan (a) (d)
            (i)..................... NR        NR     12/31/00 to 12/31/03          207,086
      96    Rowe International,
            Inc., Revolving Credit
            Agreement (d)........... NR        NR     12/31/03                            0
   3,935    Seagate Technologies,
            Inc., Term Loan......... Ba1       BB+    11/22/06                    3,941,276
   4,952    Stratus Technologies,
            Inc., Term Loan......... NR        NR     02/26/05                    4,852,885
   7,624    Superior Telecom, Inc.,
            Term Loan............... B2        B+     11/27/05                    5,154,609
   3,934    Viasystems, Inc., Term
            Loan.................... B3        CCC    03/31/07                    3,156,636
                                                                             --------------
                                                                                 36,564,136
                                                                             --------------
            ENTERTAINMENT & LEISURE  6.4%
   8,670    Bally Total Fitness
            Holding Corp., Term
            Loan.................... Ba3       B+     11/10/04                    8,692,043
   4,963    Bell Sports, Inc., Term
            Loan.................... Ba3       NR     03/31/06 to 03/31/07        4,094,238
   5,000    Edwards Theatres, Inc.,
            Term Loan............... NR        NR     06/30/05                    4,975,000

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

January 31, 2002 (Unaudited)

                                          BANK
PRINCIPAL                             LOANRATING+
AMOUNT                               --------------          STATED
(000)       BORROWER                 MOODY'S   S&P         MATURITY*             VALUE
            ENTERTAINMENT & LEISURE (CONTINUED)
 $ 9,840    Fitness Holdings
            Worldwide, Inc., Term
            Loan.................... NR        B      11/02/06 to 11/02/07   $    8,298,397
   4,966    Loews Cineplex
            Entertainment Corp.,
            Revolving Credit
            Agreement (c)........... NR        D      04/06/03 to 05/14/03        4,682,431
  18,500    Metro-Goldwyn-Mayer,
            Inc., Term Loan......... NR        NR     03/31/05                   18,326,563
   2,341    PCA International, Term
            Loan.................... B2        NR     08/25/05                    1,942,924
   4,925    Playcore Wisconsin,
            Inc., Term Loan......... NR        NR     07/01/07                    4,788,955
   8,279    Six Flags Theme Parks,
            Inc., Term Loan......... Ba2       BB-    11/05/05                    8,328,926
   3,838    True Temper, Inc., Term
            Loan.................... B1        BB-    09/30/05                    3,818,922
  15,382    United Artists Theatre,
            Inc., Term Loan......... B3        B-     01/24/05                   15,277,861
   6,933    WFI Group, Inc., Term
            Loan.................... Ba2       NR     07/14/04                    6,950,667
   4,925    Worldwide Sports &
            Recreation, Inc., Term
            Loan.................... NR        NR     12/31/06                    4,653,548
                                                                             --------------
                                                                                 94,830,475
                                                                             --------------
            FARMING & AGRICULTURE  0.3%
   3,988    The Scotts Co., Term
            Loan.................... Ba3       BB     12/31/07                    4,011,395
                                                                             --------------

            FINANCE  2.7%
   6,435    Bridge Information
            Systems, Inc., Term Loan
            (a) (c)................. NR        NR     07/07/03 to 06/01/06        2,694,449
   2,268    Bridge Information
            Systems, Inc., Revolving
            Credit Agreement (a)
            (c)..................... NR        NR     07/07/03                      949,781
  20,000    Comdisco, Inc., Term
            Loan (a) (c)............ NR        NR     06/30/02                   16,166,660
   7,347    Mafco Finance Corp.,
            Term Loan............... NR        NR     08/14/02                    7,277,987

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

January 31, 2002 (Unaudited)

                                          BANK
PRINCIPAL                             LOANRATING+
AMOUNT                               --------------          STATED
(000)       BORROWER                 MOODY'S   S&P         MATURITY*             VALUE
            FINANCE (CONTINUED)
 $ 4,888    Outsourcing Solutions,
            Term Loan............... B2        NR     06/10/06               $    4,582,031
   4,188    Rent-A-Center, Inc.,
            Term Loan............... Ba2       BB-    01/31/06 to 12/31/07        4,169,059
   4,925    Risk Management
            Assurance Co., Term
            Loan.................... NR        NR     12/21/06                    4,785,374
                                                                             --------------
                                                                                 40,625,341
                                                                             --------------
            GROCERY  0.1%
     307    Fleming Cos., Inc., Term
            Loan.................... Ba2       BB+    07/25/04                      302,861
     794    Fleming Cos., Inc.,
            Revolving Credit
            Agreement............... Ba2       BB+    07/25/03                      761,914
                                                                             --------------
                                                                                  1,064,775
                                                                             --------------
            HEALTHCARE  6.9%
     926    American Home Patient,
            Term Loan............... NR        NR     12/31/02                      746,776
  13,664    Community Health
            Systems, Inc., Term
            Loan.................... NR        B+     12/31/05                   13,727,829
  11,809    FHC Health Systems,
            Inc., Term Loan......... NR        NR     04/30/03 to 04/30/06       11,255,955
     263    FHC Health Systems,
            Inc., Revolving Credit
            Agreement............... NR        NR     05/18/03                      248,684
  14,155    Genesis Health Ventures,
            Inc., Term Loan......... Ba3       BB-    03/30/07 to 04/02/07       14,212,055
  33,213    Integrated Health
            Services, Inc., Term
            Loan (a) (c)............ NR        NR     09/30/04 to 12/31/05       18,861,943
   7,000    Integrated Health
            Services, Inc.,
            Revolving Credit
            Agreement (a)(c)........ NR        NR     09/30/03                    3,916,500
   1,980    InteliStaf Group, Inc.,
            Term Loan............... NR        NR     10/31/07                    1,968,245
  22,464    Kindred Healthcare,
            Inc., Term Loan......... NR        NR     04/13/08                   22,483,131
   4,984    Magellan Health
            Services, Inc., Term
            Loan.................... B1        B+     02/12/05 to 02/12/06        4,983,866

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

January 31, 2002 (Unaudited)

                                          BANK
PRINCIPAL                             LOANRATING+
AMOUNT                               --------------          STATED
(000)       BORROWER                 MOODY'S   S&P         MATURITY*             VALUE
            HEALTHCARE (CONTINUED)
 $ 3,750    Medical Staffing Network
            Holdings, Inc., Term
            Loan.................... NR        NR     11/01/07               $    3,721,875
   6,233    Triad Hospitals, Inc.,
            Term Loan............... Ba3       B+     09/30/08                    6,308,143
                                                                             --------------
                                                                                102,435,002
                                                                             --------------
            HEALTHCARE & BEAUTY  1.1%
   8,000    Mary Kay, Inc., Term
            Loan.................... Ba3       B+     10/03/07                    8,000,000
   8,000    Revlon Consumer Products
            Corp., Term Loan........ B3        B      05/30/02                    7,926,664
                                                                             --------------
                                                                                 15,926,664
                                                                             --------------
            HOME & OFFICE FURNISHINGS, HOUSEWARES & DURABLE CONSUMER PRODUCTS  1.3%
     702    Formica Corp., Term
            Loan.................... Caa1      CCC    04/30/06                      584,863
   8,642    Holmes Products Corp.,
            Term Loan............... B2        BB-    02/05/07                    6,978,621
   1,422    Imperial Home Decor
            Group, Inc., Term Loan
            (d)..................... NR        NR     04/04/06                    1,315,616
   5,712    Pillowtex Corp., Term
            Loan (c)................ NR        NR     01/31/02 to 12/31/04        1,942,061
   3,517    Sleepmaster, LLC, Term
            Loan (c)................ NR        NR     12/31/06                    2,901,150
   1,481    Targus Group
            International, Inc.,
            Term Loan............... NR        NR     12/20/06                    1,440,470
   2,932    Winsloew Furniture,
            Inc., Term Loan......... Ba3       B      03/31/06                    2,770,568
   2,390    World Kitchen, Inc.,
            Revolving Credit
            Agreement............... NR        NR     04/08/05                    1,732,913
                                                                             --------------
                                                                                 19,666,262
                                                                             --------------

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

January 31, 2002 (Unaudited)

                                          BANK
PRINCIPAL                             LOANRATING+
AMOUNT                               --------------          STATED
(000)       BORROWER                 MOODY'S   S&P         MATURITY*             VALUE
            HOTELS, MOTELS, INNS &
            GAMING  5.2%
 $26,570    Aladdin Gaming, LLC,
            Term Loan (a) (c)....... NR        NR     02/26/05 to 02/26/08   $   19,224,102
     175    Aladdin Gaming, LLC,
            Revolving Credit
            Agreement (c)........... NR        NR     03/31/02                      173,250
   4,975    Argosy Gaming Co., Term
            Loan.................... Ba2       BB     07/31/08                    5,041,332
  10,000    Extended Stay America,
            Inc., Term Loan......... Ba3       BB-    01/15/08                   10,000,890
   1,977    Isle of Capri Casinos,
            Inc., Term Loan......... Ba2       BB-    03/02/06 to 03/02/07        1,988,642
  13,522    Scientific Games Corp.,
            Term Loan............... B1        B+     09/30/07                   13,547,556
  30,881    Wyndham International,
            Inc., Term Loan......... NR        NR     06/30/06                   26,952,293
                                                                             --------------
                                                                                 76,928,065
                                                                             --------------
            INSURANCE  0.3%
   5,000    White Mountains
            Insurance Group, Ltd.,
            Term Loan............... NR        NR     03/31/07                    5,016,665
                                                                             --------------

            MACHINERY  4.4%
   6,356    Alliance Laundry
            Systems, LLC, Term
            Loan.................... B1        B      06/30/05                    5,831,492
  24,750    Ashtead Group, PLC, Term
            Loan.................... NR        NR     06/01/07                   24,193,125
   6,219    Dresser Industries,
            Inc., Term Loan......... Ba3       BB-    04/10/09                    6,267,337
   8,961    Flowserve Corp., Term
            Loan.................... B1        BB-    06/30/08                    8,976,529
   1,000    Joy Global, Inc., Term
            Loan.................... Ba2       BB     04/30/05                    1,000,000
  12,060    NationsRent, Inc., Term
            Loan (c)................ NR        NR     07/20/06                    7,085,446

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

January 31, 2002 (Unaudited)

                                          BANK
PRINCIPAL                             LOANRATING+
AMOUNT                               --------------          STATED
(000)       BORROWER                 MOODY'S   S&P         MATURITY*             VALUE
            MACHINERY (CONTINUED)
 $ 8,933    United Rentals (North
            America), Inc., Term
            Loan.................... Ba3       BB+    08/31/07               $    9,007,310
   2,816    Weigh-Tronix, LLC, Term
            Loan.................... NR        NR     06/30/07                    2,506,001
                                                                             --------------
                                                                                 64,867,240
                                                                             --------------
            MEDICAL PRODUCTS & SUPPLIES  3.8%
  17,075    Alliance Imaging, Inc.,
            Term Loan............... B1        B+     11/02/07 to 11/02/08       17,174,223
     998    Conmed Corp., Term
            Loan.................... B1        BB-    12/30/04                      989,820
  24,243    Dade Behring, Inc., Term
            Loan.................... NR        NR     06/30/05 to 06/30/07       23,414,346
   1,035    DaVita, Inc, Term
            Loan.................... Ba2       BB-    03/31/06                    1,042,601
   4,988    Insight Health, Term
            Loan.................... NR        B+     10/17/08                    4,984,383
   3,771    Kinetics Concepts, Inc.,
            Term Loan............... Ba3       B      12/31/04 to 03/31/06        3,769,263
   4,913    National Nephrology
            Associates, Inc., Term
            Loan.................... B1        B+     12/31/05                    4,875,656
                                                                             --------------
                                                                                 56,250,292
                                                                             --------------
            MINING, STEEL, IRON & NON-PRECIOUS METALS  1.8%
   3,442    CII Carbon, LLC, Term
            Loan.................... NR        NR     07/31/08                    2,065,173
   6,680    Earle M. Jorgensen, Term
            Loan.................... B1        B+     03/31/04                    6,563,072
  29,021    Ispat Inland, Term
            Loan.................... Caa2      CCC    07/16/05 to 07/16/06       17,630,158
                                                                             --------------
                                                                                 26,258,403
                                                                             --------------
            NATURAL RESOURCES  3.4%
  25,000    Arch Western Resources,
            LLC, Term Loan.......... Ba1       NR     06/01/03                   24,835,950
  19,975    Ocean Rig ASA (Norway),
            Term Loan............... B3        NR     12/29/06 to 06/01/08       17,677,125
   4,975    Port Arthur Coker Co.,
            Term Loan............... Ba3       NR     07/15/07                    4,965,672
   3,000    Premcor Refining Group,
            Inc., Term Loan......... Ba3       BB-    08/23/03                    2,988,750
                                                                             --------------
                                                                                 50,467,497
                                                                             --------------

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

January 31, 2002 (Unaudited)

                                          BANK
PRINCIPAL                             LOANRATING+
AMOUNT                               --------------          STATED
(000)       BORROWER                 MOODY'S   S&P         MATURITY*             VALUE
            NON-DURABLE CONSUMER PRODUCTS  1.6%
 $ 8,706    American Marketing
            Industries, Inc., Term
            Loan (a)................ NR        NR     11/30/04 to 11/30/05   $    4,353,144
     804    American Safety Razor
            Co., Term Loan.......... B1        B      04/30/07                      776,553
   5,710    Arena Brands, Inc., Term
            Loan.................... NR        NR     06/01/02                    5,650,270
   9,273    Boyds Collection, Ltd.,
            Term Loan............... Ba3       B+     04/21/05                    8,730,847
   2,190    GFSI, Inc., Term Loan... Ba3       NR     12/31/02                    2,058,514
   1,970    Playtex Products, Inc.,
            Term Loan............... Ba2       BB-    05/31/09                    1,986,336
                                                                             --------------
                                                                                 23,555,664
                                                                             --------------
            PAPER & FOREST PRODUCTS  0.4%
   2,465    Bear Island Paper Co.,
            LLC, Term Loan.......... B1        B+     12/31/05                    2,366,851
   2,947    Port Townsend Paper
            Corp., Term Loan........ NR        NR     03/16/05 to 03/16/07        2,871,427
                                                                             --------------
                                                                                  5,238,278
                                                                             --------------
            PERSONAL & MISCELLANEOUS SERVICES  2.5%
   2,000    Adams Outdoor
            Advertising LP, Term
            Loan.................... B1        B+     02/08/08                    2,018,126
   1,500    Church & Dwight Co.,
            Inc., Term Loan......... Ba2       BB     09/30/07                    1,511,813
  11,803    Encompass Service Corp.,
            Term Loan............... Ba3       BB-    05/10/07                    9,442,192
   2,733    Iron Mountain, Inc.,
            Term Loan............... NR        BB     02/28/06                    2,760,709
     342    Service Corp.
            International, Revolving
            Credit Agreement........ B1        BB-    06/25/02                      334,947
   4,157    Stewart Enterprises,
            Inc., Term Loan......... Ba3       BB     06/30/06                    4,181,132
  10,205    Telespectrum Worldwide,
            Inc., Term Loan (a)..... NR        NR     07/01/02                    4,694,310
   6,000    The Relizon Co., Term
            Loan.................... NR        NR     12/31/07                    5,733,750

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

January 31, 2002 (Unaudited)

                                          BANK
PRINCIPAL                             LOANRATING+
AMOUNT                               --------------          STATED
(000)       BORROWER                 MOODY'S   S&P         MATURITY*             VALUE
            PERSONAL & MISCELLANEOUS SERVICES (CONTINUED)
 $ 1,744    Veterinary Centers of
            America, Term Loan...... NR        NR     09/30/08               $    1,754,426
   5,000    Weight Watchers
            International, Inc.,
            Term Loan............... Ba1       BB-    12/31/07                    5,043,750
                                                                             --------------
                                                                                 37,475,155
                                                                             --------------
            PHARMACEUTICALS  1.7%
   6,964    AdvancePCS, Inc., Term
            Loan.................... Ba3       BB     10/02/07                    7,009,469
   4,963    Caremark Rx, Inc., Term
            Loan.................... Ba3       BB     03/15/06                    5,013,678
   3,995    MedPointe, Inc., Term
            Loan.................... B1        B+     09/30/08                    3,981,269
   9,958    NCS Healthcare,
            Revolving Credit
            Agreement............... NR        NR     06/30/02                    9,186,228
                                                                             --------------
                                                                                 25,190,644
                                                                             --------------
            PRINTING & PUBLISHING  7.4%
   4,702    21st Century Newspapers,
            Term Loan............... NR        NR     09/15/05                    4,396,114
   6,240    Advanstar
            Communications, Inc.,
            Term Loan............... B1        B+     10/11/07                    5,764,200
   4,958    American Media
            Operations, Inc., Term
            Loan.................... Ba3       B+     04/01/07                    4,990,390
  11,299    American Reprographics
            Co., Term Loan.......... NR        NR     04/10/08                   11,072,949
   7,960    CommerceConnect Media,
            Inc., Term Loan......... NR        NR     12/31/07                    7,840,600
   4,500    Goss Graphics Corp.,
            Term Loan (a) (c)....... NR        NR     09/30/03                      315,000
      28    Goss Graphics Corp.,
            Revolving Credit
            Agreement (c)........... NR        NR     03/17/02                       27,439
     800    Lamar Media Corp., Term
            Loan.................... Ba2       BB-    02/01/07                      805,334
   4,875    Liberty Group Operating,
            Inc., Term Loan......... B1        B      03/31/07                    4,777,747
   3,214    Medical Arts Press,
            Inc., Term Loan......... NR        NR     05/16/06                    3,157,646

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

January 31, 2002 (Unaudited)

                                          BANK
PRINCIPAL                             LOANRATING+
AMOUNT                               --------------          STATED
(000)       BORROWER                 MOODY'S   S&P         MATURITY*             VALUE
            PRINTING & PUBLISHING (CONTINUED)
 $15,000    Morris Communications
            Corp., Term Loan........ NR        NR     09/30/09               $   15,107,820
   2,992    Payment Processing
            Solutions, Inc., Term
            Loan.................... NR        NR     06/30/05                    2,969,806
   5,482    Penton Media, Inc., Term
            Loan.................... B2        B      06/30/07                    4,577,055
   3,980    PRIMEDIA, Inc., Term
            Loan.................... NR        BB-    06/30/09                    3,716,325
   9,158    Reiman Publications,
            LLC, Term Loan.......... NR        NR     12/01/05                    9,226,327
   4,799    Trader.com, Term Loan... NR        NR     12/31/06 to 12/31/07        4,679,131
  11,677    Vertis, Inc., Term
            Loan.................... B1        B+     12/06/05                    9,750,070
  13,546    Von Hoffman Press, Inc.,
            Term Loan............... B1        B+     07/01/04 to 07/01/05       13,173,333
   1,924    Vutek, Inc., Term
            Loan.................... B1        NR     12/30/07                    1,904,531
   1,615    Ziff-Davis Media, Inc.,
            Term Loan............... B3        CCC-   03/31/07                    1,240,483
                                                                             --------------
                                                                                109,492,300
                                                                             --------------
            RESTAURANTS & FOOD SERVICE  1.3%
   1,845    Carvel Corp., Term
            Loan.................... NR        NR     12/31/06                    1,835,775
   9,660    Domino's Pizza, Inc.,
            Term Loan............... B1        B+     12/21/06 to 12/21/07        9,790,768
   2,953    Papa Ginos, Inc., Term
            Loan.................... NR        NR     08/31/07                    2,938,006
   4,668    S.C. International
            Services, Inc., Term
            Loan.................... Ba1       NR     03/01/07                    4,384,888
                                                                             --------------
                                                                                 18,949,437
                                                                             --------------
            RETAIL--OIL & GAS  2.1%
   7,322    Barjan Products, LLC,
            Term Loan............... NR        NR     05/31/06                    6,919,158
   4,612    Kwik Trip, Term Loan.... NR        NR     07/27/07                    4,647,037
  10,000    Tesoro Petroleum Corp.,
            Term Loan............... Ba2       BBB-   12/31/07                   10,058,330
   9,295    The Pantry, Inc., Term
            Loan.................... B1        BB-    01/31/06 to 07/31/06        9,258,358
                                                                             --------------
                                                                                 30,882,883
                                                                             --------------

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

January 31, 2002 (Unaudited)

                                          BANK
PRINCIPAL                             LOANRATING+
AMOUNT                               --------------          STATED
(000)       BORROWER                 MOODY'S   S&P         MATURITY*             VALUE
            RETAIL--SPECIALTY  1.3%
 $11,498    Hollywood Entertainment
            Corp., Revolving Credit
            Agreement............... NR        CCC    09/05/02               $   11,426,367
   7,474    Josten's, Inc., Term
            Loan.................... B1        BB-    05/31/06 to 05/31/08        7,439,159
                                                                             --------------
                                                                                 18,865,526
                                                                             --------------
            RETAIL--STORES  3.1%
   2,985    Duane Reade, Inc., Term
            Loan.................... Ba3       BB-    02/15/07                    2,991,218
   6,746    HMV Media Group, PLC,
            Term Loan............... B1        B+     03/30/06 to 09/30/06        6,695,433
  37,127    Rite Aid Corp., Term
            Loan.................... B1        BB-    06/27/05                   36,551,169
                                                                             --------------
                                                                                 46,237,820
                                                                             --------------
            TELECOMMUNICATIONS--HYBRID  0.2%
   2,500    Chicago 20MHz, Term
            Loan.................... NR        NR     10/31/07                    2,512,500
                                                                             --------------

            TELECOMMUNICATIONS--LOCAL EXCHANGE CARRIERS  1.0%
  11,000    Broadwing, Inc., Term
            Loan.................... Ba1       BB+    12/30/06 to 06/28/07       10,752,045
   1,800    McLeodUSA, Inc., Term
            Loan (c)................ Caa2      D      05/30/08                    1,114,999
   7,381    Orius Corp., Term
            Loan.................... NR        CC     12/14/06 to 12/15/07        2,011,309
   7,500    WCI Capital Corp. Inc.,
            Term Loan (a) (c)....... NR        NR     09/30/07                      106,875
   2,500    WCI Capital Corp. Inc.,
            Revolving Credit
            Agreement (a) (c)....... NR        NR     01/10/03                      625,000
                                                                             --------------
                                                                                 14,610,228
                                                                             --------------
            TELECOMMUNICATIONS--LONG DISTANCE  1.0%
   3,772    Global Crossing
            Holdings, Ltd., Term
            Loan (a) (c)............ Caa2      D      06/30/06                    1,133,862
  22,651    Pacific Crossing, Ltd.,
            Term Loan............... NR        NR     07/28/06                   13,175,158
                                                                             --------------
                                                                                 14,309,020
                                                                             --------------

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

January 31, 2002 (Unaudited)

                                          BANK
PRINCIPAL                             LOANRATING+
AMOUNT                               --------------          STATED
(000)       BORROWER                 MOODY'S   S&P         MATURITY*             VALUE
            TELECOMMUNICATIONS--WIRELESS  7.3%
 $ 3,589    American Cellular Corp.,
            Term Loan............... Ba3       BB-    03/31/08 to 03/31/09   $    3,536,559
   7,500    American Tower Corp.,
            Term Loan............... B1        BB-    12/31/07                    6,760,545
  19,371    BCP SP Ltd., Term
            Loan.................... NR        NR     03/31/02 to 03/31/05       17,565,745
   8,000    Cricket, Term Loan...... NR        NR     06/30/07                    6,035,000
   4,712    Microcell Solutions,
            Inc., Term Loan......... NR        NR     03/01/06                    4,170,460
  21,745    Nextel Finance Co., Term
            Loan.................... Ba2       BB-    06/30/08 to 12/31/08       19,358,892
   5,000    Spectrasite
            Communications, Inc.,
            Term Loan............... B3        B+     12/31/07                    4,287,190
   4,045    Sygnet Wireless, Inc.,
            Term Loan............... NR        NR     03/23/07 to 12/23/07        3,884,903
  23,500    TeleCorp PCS, Inc., Term
            Loan.................... B2        NR     05/17/09 to 04/02/10       23,452,949
  10,700    Triton PCS, Inc., Term
            Loan.................... Ba3       BB-    05/04/07                   10,684,399
   9,000    Western Wireless Corp.,
            Term Loan............... Ba2       BB-    09/30/08                    8,212,500
                                                                             --------------
                                                                                107,949,142
                                                                             --------------
            TEXTILES & LEATHER  2.2%
   8,146    Galey & Lord, Inc., Term
            Loan (g)................ Caa2      B      04/02/05 to 04/01/06        5,640,904
  11,008    Glenoit Corp., Term Loan
            (c)..................... NR        NR     12/31/03 to 06/30/04        7,210,055
   5,633    Malden Mills Industries,
            Inc., Term Loan
            (c)(a).................. NR        NR     10/28/06                    1,070,183
  17,000    Norcross Safety
            Products, LLC, Term
            Loan.................... NR        NR     10/02/05                   16,107,838
     998    The William Carter Co.,
            Term Loan............... Ba3       BB-    09/30/08                    1,000,617
     868    U.S. Synthetic Corp.,
            Term Loan............... NR        NR     05/31/05                      825,000
                                                                             --------------
                                                                                 31,854,597
                                                                             --------------

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

January 31, 2002 (Unaudited)

                                          BANK
PRINCIPAL                             LOANRATING+
AMOUNT                               --------------          STATED
(000)       BORROWER                 MOODY'S   S&P         MATURITY*             VALUE
            TRANSPORTATION--CARGO  1.5%
 $ 5,304    American Commercial
            Lines, LLC, Term Loan... B3        B+     06/30/06 to 06/30/07   $    4,873,248
   5,062    Atlas Freighter Leasing,
            Inc., Term Loan......... NR        NR     04/25/05 to 04/25/06        4,985,705
   7,682    Evergreen International
            Aviation, Inc., Term
            Loan.................... NR        NR     05/31/02 to 05/07/04        6,588,769
   6,230    Kansas City Southern
            Railway Co., Term
            Loan.................... Ba1       BB+    12/30/05 to 12/29/06        6,249,777
                                                                             --------------
                                                                                 22,697,499
                                                                             --------------
            TRANSPORTATION--PERSONAL  0.3%
   4,904    Motor Coach Industries,
            Inc., Term Loan......... B2        B      06/16/06                    3,824,933
                                                                             --------------

            TRANSPORTATION--RAIL MANUFACTURING  0.3%
   3,427    Helm, Inc., Term Loan... NR        NR     10/10/06                    3,049,733
   3,054    RailWorks Corp., Term
            Loan (a) (c)............ NR        NR     09/30/06                    1,924,097
                                                                             --------------
                                                                                  4,973,830
                                                                             --------------
            UTILITIES  0.3%
   4,407    Western Resources, Inc.,
            Term Loan............... NR        NR     03/17/03                    4,399,159
                                                                             --------------

TOTAL VARIABLE RATE** SENIOR LOAN INTERESTS  115.6%.......................    1,709,011,386
                                                                             --------------

FIXED INCOME SECURITIES  1.6%
Satelites Mexicanos ($26,036,000 par, 9.06% coupon, maturing 06/30/04),
144A Private Placement (b)................................................       23,855,485
                                                                             --------------

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

January 31, 2002 (Unaudited)

BORROWER                                                          VALUE

EQUITIES  3.2%
Alderwoods Group, Inc. (239,607 common shares) (e)..........  $    3,102,910
Breed Technologies, Inc. (416,538 common shares) (e)........       1,195,464
Genesis Health Ventures, Inc. (10,483 preferred shares) (e)
  (f).......................................................       1,259,742
Genesis Health Ventures, Inc. (932,291 common shares) (e)
  (f).......................................................      14,916,656
Imperial Home Decor Group, Inc. (512,023 common shares) (d)
  (e) (f)...................................................               0
Imperial Home Decor Realty, Inc. (512,023 common shares) (d)
  (e) (f)...................................................               0
Kindred Healthcare, Inc. (499,875 common shares) (e) (f)....      19,840,039
Pioneer Corp of America (331,654 common shares) (e) (f).....         951,847
Rowe International, Inc. (87,636 common shares) (d) (e)
  (f).......................................................               0
Safelite Glass Corp. (122,963 common shares) (e) (f)........         837,378
Safelite Realty (8,300 common shares) (e) (f)...............               0
Tembec, Inc. (70,560 common shares) (e).....................         540,490
United Artists Theatre, Inc. (396,242 common shares) (e)
  (f).......................................................       5,151,146
West American Rubber Co., LLC (5.04% Ownership Interest) (e)
  (f).......................................................               0
                                                              --------------

TOTAL EQUITIES..............................................      47,795,672
                                                              --------------

TOTAL LONG-TERM INVESTMENTS  120.4%
  (Cost $1,931,088,586).....................................   1,780,662,543
                                                              --------------

SHORT-TERM INVESTMENTS  4.5%

COMMERCIAL PAPER  2.1%
Conagra, Inc. ($8,000,000 par, maturing 02/06/02, yielding
  1.99%)....................................................       7,997,789
General Mills, Inc. ($13,500,000 par, maturing 02/06/02,
  yielding 2.01%)...........................................      13,496,231
Kellogg Co. ($9,500,000 par, maturing 02/08/02, yielding
  2.0%).....................................................       9,496,306
                                                              --------------

TOTAL COMMERCIAL PAPER......................................      30,990,326
                                                              --------------

SHORT-TERM LOAN PARTICIPATIONS  2.1%
Conagra, Inc. ($2,000,000 par, maturing 02/01/02, yielding
  2.15%)....................................................       2,000,000
Sprint Capital Corp. ($13,500,000 par, maturing 02/01/02,
  yielding 2.16%)...........................................      13,500,000
Viacom, Inc. ($15,000,000 par, maturing 02/01/02, yielding
  2.0%).....................................................      15,000,000
                                                              --------------

TOTAL SHORT-TERM LOAN PARTICIPATIONS........................      30,500,000
                                                              --------------

TIME DEPOSIT  0.3%
State Street Bank & Trust Corp. ($4,206,999 par, 0.75%
  coupon, dated 1/31/02, to be sold on 02/01/02 at
  $4,207,087)...............................................       4,206,999
                                                              --------------

TOTAL SHORT-TERM INVESTMENTS  4.5%
  (Cost $65,697,324)........................................      65,697,325
                                                              --------------

TOTAL INVESTMENTS  124.9%
  (Cost $1,996,785,910).....................................   1,846,359,868

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

January 31, 2002 (Unaudited)

                                                                  VALUE
BORROWINGS  (25.0%).........................................  $ (370,000,000)

OTHER ASSETS IN EXCESS OF LIABILITIES  0.1%.................       1,679,991
                                                              --------------

NET ASSETS  100.0%..........................................  $1,478,039,859
                                                              ==============

NR--Not rated

+ Bank Loans rated below Baa by Moody's Investor Service, Inc. or BBB by
  Standard & Poor's Group are considered to be below investment grade.

(1)  Industry percentages are calculated as a percentage of net assets.

(a) This Senior Loan interest is non-income producing.

(b) 144A Securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration which are normally transactions with qualified institutional buyers.

(c) This borrower has filed for protection in federal bankruptcy court.

(d) Affiliated company. See Notes to Financial Statements.

(e) Non-income producing security as this stock currently does not declare dividends.

(f) Restricted Security

(g) Subsequent to January 31, 2002, this borrower has filed for protection in federal bankruptcy court.

(h) Subsequent to January 31, 2002, this borrower has emerged from bankruptcy.

(i) The borrower is in the process of restructuring or amending the terms of this loan.

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

January 31, 2002 (Unaudited)

* Senior Loans in the Trust's portfolio generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a Borrower to prepay, prepayments of Senior Loans in the Trust's portfolio may occur. As a result, the actual remaining maturity of Senior Loans held in the Trust's portfolio may be substantially less than the stated maturities shown. Although the Trust is unable to accurately estimate the actual remaining maturity of individual Senior Loans, the Trust estimates that the actual average maturity of the Senior Loans held in its portfolio will be approximately 18-24 months.

** Senior Loans in which the Trust invests generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the London Inter-Bank Offered Rate ("LIBOR"), (ii) the prime rate offered by one or more major United States banks and (iii) the certificate of deposit rate. Senior Loans are generally considered to be restricted in that the Trust ordinarily is contractually obligated to receive approval from the Agent Bank and/or borrower prior to the disposition of a Senior Loan.

See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
January 31, 2002 (Unaudited)

ASSETS:
Total Investments (Cost $1,996,785,910).....................    $1,846,359,868
Cash........................................................           763,206
Receivables:
  Investments Sold..........................................        11,003,852
  Interest..................................................        10,800,961
Other.......................................................            78,131
                                                                --------------
    Total Assets............................................     1,869,006,018
                                                                --------------
LIABILITIES:
Payables:
  Borrowings................................................       370,000,000
  Investments Purchased.....................................        17,916,374
  Investment Advisory Fee...................................         1,349,306
  Administrative Fee........................................           317,484
  Affiliates................................................            20,087
Accrued Interest Expense....................................           690,244
Accrued Expenses............................................           482,906
Trustees' Deferred Compensation and Retirement Plans........           189,758
                                                                --------------
    Total Liabilities.......................................       390,966,159
                                                                --------------
NET ASSETS..................................................    $1,478,039,859
                                                                ==============
NET ASSETS CONSIST OF:
Common Shares ($.01 par value with an unlimited number of
  shares authorized, 180,010,000 shares issued and
  outstanding)..............................................    $    1,800,100
Paid in Surplus.............................................     1,795,669,290
Accumulated Undistributed Net Investment Income.............         6,181,171
Net Unrealized Depreciation.................................      (150,426,042)
Accumulated Net Realized Loss...............................      (175,184,660)
                                                                --------------
NET ASSETS..................................................    $1,478,039,859
                                                                ==============
NET ASSET VALUE PER COMMON SHARE ($1,478,039,859 divided by
  180,010,000 shares outstanding)...........................    $         8.21
                                                                ==============

                                               See Notes to Financial Statements

Statement of Operations
For the Six Months Ended January 31, 2002 (Unaudited)

INVESTMENT INCOME:
Interest....................................................    $  62,144,369
Fees........................................................        2,872,910
                                                                -------------
    Total Income............................................       65,017,279
                                                                -------------
EXPENSES:
Investment Advisory Fee.....................................        7,941,259
Administrative Fee..........................................        1,868,532
Custody.....................................................          303,829
Legal.......................................................          291,886
Trustees' Fees and Related Expenses.........................           41,902
Other.......................................................          872,299
                                                                -------------
    Total Operating Expenses................................       11,319,707
    Interest Expense........................................        4,970,208
                                                                -------------
    Total Expenses..........................................       16,289,915
                                                                -------------
NET INVESTMENT INCOME.......................................    $  48,727,364
                                                                =============
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Loss...........................................    $ (36,929,773)
                                                                -------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................     (134,717,871)
  End of the Period.........................................     (150,426,042)
                                                                -------------
Net Unrealized Depreciation During the Period...............      (15,708,171)
                                                                -------------
NET REALIZED AND UNREALIZED LOSS............................    $ (52,637,944)
                                                                =============
NET DECREASE IN NET ASSETS FROM OPERATIONS..................    $  (3,910,580)
                                                                =============

See Notes to Financial Statements

Statements of Changes in Net Assets
For the Six Months Ended January 31, 2002 and the Year Ended July 31, 2001 (Unaudited)

                                                    SIX MONTHS ENDED      YEAR ENDED
                                                    JANUARY 31, 2002    JULY 31, 2001
                                                    ----------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income..............................  $   48,727,364     $  143,228,857
Net Realized Loss..................................     (36,929,773)      (134,906,805)
Net Unrealized Depreciation During the Period......     (15,708,171)       (62,619,290)
                                                     --------------     --------------
Change in Net Assets from Operations...............      (3,910,580)       (54,297,238)
Distributions from Net Investment Income...........     (50,708,735)      (149,588,160)
                                                     --------------     --------------
NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES.......................................     (54,619,315)      (203,885,398)
NET ASSETS:
Beginning of the Period............................   1,532,659,174      1,736,544,572
                                                     --------------     --------------
End of the Period (Including accumulated
  undistributed net investment income of $6,181,171
  and $8,403,655, respectively)....................  $1,478,039,859     $1,532,659,174
                                                     ==============     ==============

                                               See Notes to Financial Statements

Statement of Cash Flows
For the Six Months Ended January 31, 2002 (Unaudited)

CHANGE IN NET ASSETS FROM OPERATIONS........................  $ (3,910,580)
                                                              ------------
Adjustments to Reconcile the Change in Net Assets from
  Operations to Net Cash Used for Operating Activities:
  Decrease in Investments at Value..........................    33,611,083
  Decrease in Receivable for Investments Sold...............    14,115,377
  Decrease in Interest Receivables..........................       612,388
  Decrease in Other Assets..................................       155,018
  Increase in Payable for Investments Purchased.............     6,001,874
  Decrease in Investment Advisory Fee Payable...............       (30,208)
  Decrease in Administrative Fee Payable....................        (7,108)
  Decrease in Affiliates Payable............................       (32,460)
  Decrease in Accrued Expenses..............................      (142,516)
  Increase in Trustees' Deferred Compensation and Retirement
    Plans...................................................        19,214
                                                              ------------
    Total Adjustments.......................................    54,302,662
                                                              ------------
NET CASH PROVIDED BY OPERATING ACTIVITIES...................    50,392,082
                                                              ============
CASH FLOWS FROM FINANCING ACTIVITIES:
Change in Bank Borrowings...................................    (5,000,000)
Change in Accrued Interest Expense..........................      (567,998)
Cash Dividends Paid.........................................   (50,825,065)
                                                              ------------
    Net Cash Used for Financing Activities..................   (56,393,063)
                                                              ------------
NET DECREASE IN CASH........................................    (6,000,981)
Cash at Beginning of the Period.............................     6,764,187
                                                              ------------
Cash at the End of the Period...............................  $    763,206
                                                              ============

See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE TRUST OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                SIX                                        JUNE 24, 1998
                              MONTHS                                       (COMMENCEMENT
                               ENDED           YEAR ENDED JULY 31,         OF INVESTMENT
                            JANUARY 31,   ------------------------------   OPERATIONS) TO
                              2002(F)       2001       2000       1999     JULY 31, 1998
                            -------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF THE PERIOD (A)........  $   8.51     $   9.65   $  10.08   $  10.07      $   9.99
                             --------     --------   --------   --------      --------
  Net Investment Income....       .26          .79        .81        .77           .07
  Net Realized and
    Unrealized Gain/Loss...      (.28)       (1.10)      (.42)       -0-           .01
                             --------     --------   --------   --------      --------
Total from Investment
  Operations...............      (.02)        (.31)       .39        .77           .08
                             --------     --------   --------   --------      --------
Less:
  Distributions from Net
    Investment Income......       .28          .83        .81        .76           -0-
  Distributions from Net
    Realized Gain..........       -0-          -0-        .01        -0-           -0-
                             --------     --------   --------   --------      --------
Total Distributions........       .28          .83        .82        .76           -0-
                             --------     --------   --------   --------      --------
NET ASSET VALUE, END OF THE
  PERIOD...................  $   8.21     $   8.51   $   9.65   $  10.08      $  10.07
                             ========     ========   ========   ========      ========

Common Share Market Price
  at End of the Period.....  $   7.08     $   7.79   $   8.75   $ 9.5625      $10.0625
Total Investment Return at
  Common Share Market Price
  (b)......................    -5.51%**     -1.42%       .61%      2.98%          .63%**
Total Return at Net Asset
  Value (c)................     -.21%**     -3.19%      4.10%      7.91%          .70%**
Net Assets at End of the
  Period (In millions).....  $1,478.0     $1,532.7   $1,736.5   $1,815.1      $1,812.1
Ratio of Operating Expenses
  to Average Net Assets....     1.21%        1.63%      1.75%      1.66%        1.18%*
Ratio of Interest Expense
  to Average Net Assets....      .53%        2.15%      2.49%      2.37%          .28%
Ratio of Net Investment
  Income to Average Net
  Assets...................     5.22%        8.90%      8.19%      7.72%        6.94%*
Portfolio Turnover (d).....       31%**        55%        57%        28%            3%**
SENIOR INDEBTEDNESS:
Total Borrowing Outstanding
  (In thousands)...........  $370,000     $375,000   $700,000   $800,000      $400,000
Asset Coverage Per
  $1,000 Unit of Senior
  Indebtedness (e).........     4,999        5,087      3,481      3,269         5,530

                                               See Notes to Financial Statements

* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the Ratio of Operating Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would have been 1.21% and 6.90% for the period ended July 31, 1998.

** Non-Annualized

(a) Net asset value on June 24, 1998 of $10.00 is adjusted for common share offering costs of $.013.

(b) Total return based on common share market price assumes an investment at the common share market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common share market price at the end of the period indicated.

(c) Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

(d) Calculation includes the proceeds from principal repayments and sales of variable rate senior loan interest.

(e) Calculated by subtracting the Trust's total liabilities (not including the Borrowings) from the Trust's total assets and dividing by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.

(f) As required, effective August 1, 2001, the Trust has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on fixed income securities. The effect of this change for the six-months ended January 31, 2002 was to decrease net investment income per share by $.01 and increase net realized and unrealized gains and losses per share by $.01. The change had no effect on the ratio of net investment income to average net assets. Per shares, ratios and supplemental data for periods prior to January 31, 2002 have not been restated to reflect this change in presentation.

See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

January 31, 2002 (Unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Senior Income Trust (the "Trust") is registered as a non-diversified closed-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Trust's investment objective is to provide a high level of current income, consistent with preservation of capital. The Trust seeks to achieve its objective by investing primarily in a portfolio of interests in floating or variable rate senior loans to corporations, partnerships and other entities which operate in a variety of industries and geographical regions. The Trust borrows money for investment purposes which will create the opportunity for enhanced return, but also should be considered a speculative technique and may increase the Trust's volatility. The Trust commenced investment operations on June 24, 1998.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION The Trust's Senior Loans are valued by the Trust following valuation guidelines established and periodically reviewed by the Trust's Board of Trustees. Under the valuation guidelines, Senior Loans for which reliable market quotes are readily available are valued at the mean of such bid and ask quotes. Where reliable market quotes are not readily available, Senior Loans are valued, where possible, using independent market indicators provided by independent pricing sources approved by the Board of Trustees. Other Senior Loans are valued by independent pricing sources approved by the Board of Trustees based upon pricing models developed, maintained and operated by those pricing sources or valued by Van Kampen Investment Advisory Corp. (the "Adviser") by considering a number of factors including consideration of market indicators, transactions in instruments which the Adviser believes may be comparable (including comparable credit quality, interest rate, interest rate redetermination period and maturity), the credit worthiness of the Borrower, the current interest rate, the period until next interest rate redetermination and the maturity of such Senior Loan. Consideration of comparable instruments may include commercial paper, negotiable certificates of deposit and short-term variable rate securities which have adjustment periods comparable to the Senior Loans in the Trust's portfolio. The fair value of Senior

NOTES TO
FINANCIAL STATEMENTS

January 31, 2002 (Unaudited)

Loans are reviewed and approved by the Trust's Valuation Committee and the Board of Trustees.

    Equity securities are valued on the basis of prices furnished by pricing services or as determined in good faith by the Adviser under the direction of the Board of Trustees.

    Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. Short-term loan participations are valued at cost in the absence of any indication of impairment.

B. SECURITY TRANSACTIONS Investment transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

C. INVESTMENT INCOME Interest income is recorded on an accrual basis. Facility fees received are treated as market discounts. Market premiums are amortized and discounts are accreted over the stated life of each applicable senior loan, note, or fixed income security. Other income is comprised primarily of amendment fees. Amendment fees are earned as compensation for agreeing to changes in loan agreements.

    As required, effective August 1, 2001, the Trust has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on fixed income securities. Prior to August 1, 2001, the Trust did not amortize premiums on senior loans, notes, or fixed income securities. The cumulative effect of this accounting change had no impact on total net assets of the Portfolio, but resulted in a $241,113 reduction in cost of securities and a corresponding $241,113 decrease in net unrealized depreciation based on securities held by the Trust on July 31, 2001.

    The effect of this change for the six months ended January 31, 2002 was to decrease net investment income by $48,542; increase net unrealized depreciation by $62,242, and decrease net realized loss by $110,784. The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect this change in presentation.

D. FEDERAL INCOME TAXES It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Trust intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At July 31, 2001, the Trust had an accumulated capital loss carryforward for tax purposes of

NOTES TO
FINANCIAL STATEMENTS

January 31, 2002 (Unaudited)

$4,851,995, which will expire on July 31, 2009. Net realized gains or losses may differ for financial and tax reporting purposes primarily as a result of the deferral of losses relating to wash sale transactions, post October losses which may not be recognized for tax purposes until the first day of the following fiscal year and losses that were recognized for book purposes but not for tax purposes at the end of the fiscal year.

    At January 31, 2002, for federal income tax purposes cost of long- and short-term investments is $2,013,889,114, the aggregate gross unrealized appreciation is $33,844,608 and the aggregate gross unrealized depreciation is $201,373,854, resulting in net unrealized depreciation on long- and short-term investments of $167,529,246.

E. DISTRIBUTION OF INCOME AND GAINS The Trust intends to declare and pay monthly dividends from net investment income to common shareholders. Net realized gains, if any, are to be distributed at least annually to common shareholders.

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Trust's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Trust for an annual fee of .85% of the average daily managed assets. Managed assets are defined as the gross asset value of the Trust minus the sum of accrued liabilities, other than the aggregate amount of borrowings undertaken by the Trust. In addition, the Trust will pay a monthly administrative fee to Van Kampen Investments Inc., the Trust's Administrator, at an annual rate of .20% of the average daily managed assets of the Trust. The administrative services provided by the Administrator include monitoring the provisions of the loan agreements and any agreements with respect to participations and assignments, record keeping responsibilities with respect to interests in Variable Rate Senior Loans in the Trust's portfolio and providing certain services to the holders of the Trust's securities.

    For the six months ended January 31, 2002, the Trust recognized expenses of approximately $92,700 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Trust, of which a trustee of the Trust is an affiliated person.

    Under a Legal Services agreement, the Adviser provides legal services to the Trust. The Adviser allocates the cost of such services to each trust. For the six months ended January 31, 2002, the Trust recognized expenses of approximately $18,800 representing Van Kampen Investments Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing legal services to the Trust, which are reported as "Legal" expenses in the Statement of Operations.

NOTES TO
FINANCIAL STATEMENTS

January 31, 2002 (Unaudited)

    Certain officers and trustees of the Trust are also officers and directors of Van Kampen. The Trust does not compensate its officers or trustees who are officers of Van Kampen.

    The Trust provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit per trustee under the plan is $2,500.

    During the period, the Trust owned shares of the following affiliated companies. Affiliated companies are defined by the 1940 Act as those companies in which a trust holds 5% or more of the outstanding voting securities.

                                                     REALIZED      DIVIDEND    MARKET VALUE
NAME                                     SHARES*    GAIN/(LOSS)     INCOME       1/31/02
Imperial Home Decor Group, Inc.........  512,023         0            0             0
Imperial Home Decor Realty, Inc........  512,023         0            0             0
Rowe International Inc. ...............   87,636         0            0             0

* Shares acquired through the restructuring of Senior Loan interests.

3. INVESTMENT TRANSACTIONS

During the period, the costs of purchases and proceeds from investments sold and repaid, excluding short-term investments, were $597,457,163 and $550,196,379, respectively.

4. COMMITMENTS

Pursuant to the terms of certain of the Variable Rate Senior Loan agreements, the Trust had unfunded loan commitments of approximately $35,973,900 as of January 31, 2002. The Trust generally will maintain with its custodian short-term investments and/or cash having an aggregate value at least equal to the amount of unfunded loan commitments.

5. SENIOR LOAN PARTICIPATION COMMITMENTS

The Trust invests primarily in participations, assignments, or acts as a party to the primary lending syndicate of a Variable Rate Senior Loan interest to United States and foreign corporations, partnerships, and other entities. When the Trust purchases a participation of a Senior Loan interest, the Trust typically enters into a contractual agreement with the lender or other third party selling the participation, but not with the borrower directly. As such, the Trust assumes the

NOTES TO
FINANCIAL STATEMENTS

January 31, 2002 (Unaudited)

credit risk of the borrower, selling participant or other persons interpositioned between the Trust and the borrower.

    At January 31, 2002, the following sets forth the selling participants with respect to interests in Senior Loans purchased by the Trust on a participation basis.

                                                              PRINCIPAL
                                                               AMOUNT       VALUE
SELLING PARTICIPANT                                             (000)       (000)
Chase Securities, Inc.......................................   $23,500     $23,453
Banker's Trust Company......................................    20,000      16,167
Wachovia....................................................    12,072      11,505
Bank of America.............................................     5,000       2,813
                                                               -------     -------
Total.......................................................   $60,572     $53,938
                                                               =======     =======

6. BORROWINGS

In accordance with its investment policies, the Trust may borrow money for investment purposes in an amount up to approximately 33 1/3% of the Trust's total assets.

    The Trust has entered into an $800 million revolving credit agreement with VVR Funding LLC, a Delaware limited liability company whose sole purpose is the issuance of commercial paper. VVR has the authority to issue a maximum of $800 million of commercial paper, at a discount, with maturities of up to 180 days, the proceeds of which are used to make advances to the Trust. This revolving credit agreement is secured by the assets of the Trust. For the six months ended January 31, 2002, the average daily balance of borrowings under the revolving credit agreement was $355 million with a weighted average interest rate of 2.73%.

BOARD OF TRUSTEES AND IMPORTANT ADDRESSES
VAN KAMPEN SENIOR INCOME TRUST

BOARD OF TRUSTEES

DAVID C. ARCH
ROD DAMMEYER
HOWARD J KERR
THEODORE A. MYERS
RICHARD F. POWERS, III* - Chairman
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN*

INVESTMENT ADVISER

VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, IL 60181-5555

CUSTODIAN AND TRANSFER AGENT

STATE STREET BANK
AND TRUST COMPANY
c/o EquiServe
P.O. Box 43011
Providence, Rhode Island 02940-3011

LEGAL COUNSEL

SKADDEN, ARPS, SLATE
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

DELOITTE & TOUCHE LLP
180 North Stetson Avenue
Chicago, Illinois 60601

* "Interested persons" of the Trust, as defined in the Investment Company Act of 1940, as amended.

Van Kampen
Privacy Notice

The Van Kampen companies and investment products* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you make with us, our affiliates, or third parties. We may also collect information you provide when using our web site, and text files (a.k.a. "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments Inc., Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., Van Kampen Advisors Inc., Van Kampen Management Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen Trust Company, Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.

Van Kampen Funds Inc.
1 Parkview Plaza, P.O. Box 5555
Oakbrook Terrace, IL 60181-5555
vankampen.com

                         [VAN KAMPEN INVESTMENTS LOGO]
Copyright (C)2002 Van Kampen Funds Inc. All rights reserved.
VVR SAR 3/02                                                   Member NASD/SIPC.
                                                                 5528C02-AS-3/02